                                                                   EXHIBIT 10.39
                                                                   -------------


                   AMENDED AND RESTATED INSTRUMENT DESIGNATING
                  PARTICIPANTS OF THE COLE NATIONAL GROUP, INC.
                    1999 SUPPLEMENTAL RETIREMENT BENEFIT PLAN

                  1. PARTICIPANT. Cole National Group, Inc. (the "Company") hereby designates Jeffrey A. Cole as a Participant in the Cole National Group, Inc. 1999 Supplemental Retirement Benefit Plan, effective as of January 1, 1999 (as amended from time to time) (the "Plan").

                  2. SPECIAL PROVISIONS. (a) The Company, with the written consent of Jeffrey A. Cole, hereby amends, restates and supercedes his Instrument Designating Participants of the Cole National Group, Inc. 1999 Supplemental Retirement Benefit Plan dated December 17, 1998 (the "Original Instrument"). In addition, Jeffrey A. Cole by written consent hereby waives his rights to participate in and receive benefits, whether or not now accrued, under the Cole National Group, Inc. Supplemental Pension Plan (the "Supplemental Pension Plan") and the Cole National Group, Inc. Supplemental Retirement Benefit Plan (the "Supplemental Retirement Benefit Plan").

                  (b) For purposes of calculating the Supplemental Retirement Benefit payable to Jeffrey A. Cole in accordance with the Plan, the benefit formula used shall be the same as the formula used for purposes of calculating benefits under the Cole National Group, Inc. Retirement Plan (as amended and restated, January 1, 2002) (the "Pension Plan"), except that instead of using final five year average salary, the sum of base compensation and bonus for the calendar year during which the sum of base compensation and bonus earned was the highest shall be used, and except that such formula shall not be subject to any Code Limitation.

                  (c) For purposes of calculating the Supplemental Retirement Benefit payable to Jeffrey A. Cole in accordance with the Plan, Jeffrey A. Cole shall be credited with years of service equal to (i) the number of years of service he is credited with under the Pension Plan, plus (ii) the number of years Jeffrey A. Cole served as a non-employee director and paid consultant of the Company. For purposes of (ii) in the previous sentence, the number of years Jeffrey A. Cole served as a non-employee director and paid consultant of the Company is eight.

                  (d) For purposes of calculating the Supplemental Retirement Benefit payable to Jeffrey A. Cole in accordance with the Plan, the minimum annual Supplemental Retirement Benefit payable to Jeffrey A. Cole commencing on or after Jeffery A. Cole's attainment of age 65 (calculated as a single life annuity) shall be the amount determined by the formula "A-B," where:

A=       the greater of:

         (i)      $474,000 or

         (ii) the amount determined based on the Company's regular Pension Plan formula but using Jeffrey A. Cole's salary and annual bonus using the highest year commencing in 1998 or thereafter, and reflecting service from 1969 on, and

B= the sum of (i) the annualized amount, if any, payable to Jeffrey A. Cole in accordance with the Pension Plan (calculated as a single life annuity) and (ii) $26,675.

         (e) For purposes of calculating the Supplemental Retirement Benefit payable to Jeffrey A. Cole in accordance with the Plan, the minimum annual Supplemental Retirement Benefit payable to Jeffrey A. Cole commencing prior to Jeffrey A. Cole's attainment of age 65 (calculated as a single life annuity) shall be the amount determined by the formula "(A-B) x C," where:

A=       the greater of

         (i)      $474,000 or

         (ii) the amount determined based on the Company's regular Pension Plan formula but using Jeffrey A. Cole's salary and annual bonus using the highest year commencing in 1998 or thereafter, and reflecting service from 1969 on,

B= the sum of (i) the annualized amount, if any, payable to Jeffrey A. Cole in accordance with the Pension Plan (calculated as a single life annuity) and (ii) $26,675.

C= the early retirement reduction factors set forth in Attachment A to this Instrument.

                  (f) In computing the Supplemental Retirement Benefit under (d) and (e) above, if (i) Jeffrey A. Cole retires after he suffers a constructive termination, or (ii) there has been a change of control (as each such term is defined in his Employment Agreement with the Company and certain of its subsidiaries, dated the 17th day of December, 1998), then he will be credited with three (3) additional years of service in making the calculations above and his retirement will be deemed to have been made with the consent of the Special Compensation Committee of the Company's Board of Directors.

                  (g) Notwithstanding Section 3.4 of the Plan, Jeffrey A. Cole's Supplemental Retirement Benefit shall be payable in (i) a one-time lump sum cash payment, (ii) a series of up to 20 annual installments with interest credited and compounded quarterly on the unpaid balance at the interest rate specified from time-to-time under the Supplemental Retirement Benefit Plan, but not less than such rate specified at the date of his resignation or retirement from the position and title of Chief Executive Officer, or (iii) the same form and for the same duration as the benefits payable to the Participant (or Beneficiary) under the Pension Plan, as elected by Jeffrey A. Cole. Any form of payment of Jeffrey A. Cole's Supplemental Retirement Benefit shall be Actuarially Equivalent to the minimum annual Supplemental Retirement Benefit calculated under (d) or (e) above, as applicable. Jeffrey A. Cole's election of the form of payment of his Supplemental Retirement Benefit shall be made by written notice filed with the Company at least six (6) months prior to his voluntary termination of employment with, or retirement from, the Company. Any such election may be changed by Jeffrey A. Cole at any time and from time to time without the consent of any other person by filing a later signed written election with the Company; provided that any election made less than six (6) months prior to his voluntary termination of employment or retirement shall not be valid, and in such case payment shall be made in accordance with his prior election. In the absence of any effective election, Jeffrey A. Cole's Supplemental Retirement Benefit shall be payable in a one time lump sum cash payment.

Jeffrey A. Cole shall be permitted to designate a beneficiary or beneficiaries for purposes of the Plan (on a form provided by the Company) to receive a benefit in the event that (i) he dies prior to his commencement of benefits under the Plan, or (ii) he dies after commencement of benefits under the Plan but before any lump sum elected is paid, or with any remaining elected installments unpaid. The Supplemental Retirement Benefit payable to Jeffrey A. Cole's beneficiary or beneficiaries in the event that he dies prior to his commencement of his Supplemental Retirement Benefit under the Plan shall be a one time lump sum cash payment in an amount equal to the then Actuarial Present Value of the accrued Supplemental Retirement Benefit that would have been payable to Jeffrey A. Cole as if he had commenced payment of his Supplemental Retirement Benefit under the Plan on the day before the day he died and as if he had attained not less than age 63, but counting service and compensation only through the date of his death, and as if he had elected a one time lump sum cash payment.

                  (h) As used herein, the terms "Actuarially Equivalent" or "Actuarial Present Value" shall mean a benefit of actuarial equivalence determined using the 1994 Group Annuity Reserving Table (94 GAR) or such other mortality table that may be subsequently adopted by the Internal Revenue Service for purposes of Section 417 of the Code and an interest rate equal to the monthly average of the Moody's AA Corporate Bond rate for the period commencing with January 2002 and ending with the earlier of: (a) December 2004 or (b) the month prior to the month Jeffrey A. Cole's Supplemental Retirement Benefit is to commence.

                  3. Nothing committed to in this instrument may be changed, directly or indirectly, by an amendment of the Plan or otherwise, without the prior written consent of Jeffrey A. Cole.

                  4. This instrument shall satisfy the terms of Section 4(e) of the Employment Agreement dated December 17, 1998 among the Company, Cole National Corporation, Inc., four of its subsidiaries and Jeffrey A. Cole, as such agreement may be amended from time to time, for purposes of satisfying Jeffrey A. Cole's entitlement to participate in any of the retirement plans and supplemental arrangements in which senior management or executive employees of the subsidiaries participate from time to time.

                  5. ORIGINAL INSTRUMENT. The provisions of this instrument designation amend, restate and supersede the provisions of the Original Instrument.


Dated as of January 25, 2002          COLE NATIONAL GROUP, INC.
            ------------------

                                      By: /s/ Leslie D. Dunn
                                          ----------------------------
                                      Title:  Senior Vice President
                                             -------------------------

                                      COLE NATIONAL CORPORATION


                                      By:/s/ Leslie D. Dunn
                                          ----------------------------
                                      Title:  Senior Vice President
                                             -------------------------

                                      COLE VISION CORPORATION

                                      By: /s/ Leslie D. Dunn
                                          ----------------------------
                                      Title:  Senior Vice President
                                             -------------------------

                                      PEARLE, INC.

                                      By: /s/ Leslie D. Dunn
                                          ----------------------------
                                      Title:  Senior Vice President
                                             -------------------------

                                      THINGS REMEMBERED, INC.

                                      By: /s/ Leslie D. Dunn
                                          ----------------------------

                                      Its:    Senior Vice President
                                             -------------------------


Agreed and consented to this 25th day of January, 2002.
                            ------       --------------

                                                /s/ Jeffrey A. Cole
                                             -------------------------
                                               Jeffrey A. Cole
                                       4

                    ATTACHMENT A TO THE AMENDED AND RESTATED
                   INSTRUMENT DESIGNATING PARTICIPANTS OF THE
                         COLE NATIONAL GROUP, INC. 1999
                             SUPPLEMENTAL RETIREMENT
                        BENEFIT PLAN FOR JEFFREY A. COLE

         If Jeffrey A. Cole retires before age 65, the following early retirement reduction factors apply:

------------------- --------------------------------------- ----------------------------------------

      Age at        If retirement is with the consent of    If retirement is without the consent
                    the Special Compensation Committee of   of the Special Compensation Committee
   Retirement*      the Company's Board of Directors        of the Company's Board of Directors
   -----------      --------------------------------        -----------------------------------
------------------- --------------------------------------- ----------------------------------------
        57                           0.28                                    0.28
------------------- --------------------------------------- ----------------------------------------
        58                           0.34                                    0.34
------------------- --------------------------------------- ----------------------------------------
        59                           0.40                                    0.40
------------------- --------------------------------------- ----------------------------------------
        60                           0.90                                    0.47
------------------- --------------------------------------- ----------------------------------------
        61                           0.92                                    0.56
------------------- --------------------------------------- ----------------------------------------
        62                           0.94                                    0.65
------------------- --------------------------------------- ----------------------------------------
        63                           0.96                                    0.96
------------------- --------------------------------------- ----------------------------------------
        64                           0.98                                    0.98
------------------- --------------------------------------- ----------------------------------------
        65                   1.00 (no reduction)                      1.00 (no reduction)
------------------- --------------------------------------- ----------------------------------------

         * Add three additional years (maximum age is 65) if there has been constructive termination, a termination without cause or a change of control.







                                       5